This hour is made possible by investors in the Davlin Philanthropic Fund. Davlin Fund investors get to stop paying just their portfolio manager and start paying their favorite non-profits.  A prospectus is available at www.DavlinFunds.org or [radio station URL] and the Davlin Fund link.  The Davlin Philanthropic Fund – Creating a World of Philanthropists.  Investors should read the prospectus and consider investment objectives, risks, and expenses before investing.